Intangible assets	12 Months Ended
Dec. 31, 2024
Disclosure Of Intangible Assets And Goodwill [Abstract]
Intangible assets
11. Intangible assets
Goodwill
The movements in 2024 and 2023 were as follows:

£m
Cost
1 January 2023	12,144
Additions[1]	319
Disposals	—
Exchange adjustments	(484)
31 December 2023	11,979
Additions[1]	27
Disposals	(466)
Exchange adjustments	(146)
31 December 2024	11,394
Accumulated impairment losses
1 January 2023	3,691
Impairment losses for the year	63
Exchange adjustments	(164)
31 December 2023	3,590
Impairment losses for the year	237
Exchange adjustments	(43)
31 December 2024	3,784
Net book value
31 December 2024	7,610
31 December 2023	8,389
1 January 2023	8,453
Note
[1]Additions represent goodwill arising on the acquisition of subsidiary undertakings including the effect of any revisions to fair value adjustments that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 Business Combinations. The effect of such revisions was not material in either year presented.
Other intangible assets
The movements in 2024 and 2023 were as follows:

	Brands with an indefinite useful life	Acquired intangibles	Internally generated intangibles and other[2]	Total
	£m	£m	£m	£m
Cost
1 January 2023	1,166	1,073	281	2,520
Additions	—	—	40	40
Disposals and derecognition	—	(15)	(52)	(67)
Reclassifications	(665)	665	—	—
Acquisitions	—	138	3	141
Other movements[1]	—	—	17	17
Exchange adjustments	(29)	(47)	(9)	(85)
31 December 2023	472	1,814	280	2,566
Additions	—	—	47	47
Disposals and derecognition	(2)	(820)	(38)	(860)
Acquisitions	—	17	—	17
Other movements[1]	—	14	6	20
Exchange adjustments	(1)	(12)	—	(13)
31 December 2024	469	1,013	295	1,777
Amortisation and impairment
1 January 2023	63	784	221	1,068
Charge for the year	—	728	25	753
Other movements[1]	—	—	(1)	(1)
Disposals and derecognition	—	(15)	(52)	(67)
Exchange adjustments	(3)	(27)	(7)	(37)
31 December 2023	60	1,470	186	1,716
Charge for the year	—	93	32	125
Other movements[1]	—	—	1	1
Disposals and derecognition	—	(759)	(37)	(796)
Exchange adjustments	—	(7)	1	(6)
31 December 2024	60	797	183	1,040
Net book value
31 December 2024	409	216	112	737
31 December 2023	412	344	94	850
1 January 2023	1,103	289	60	1,452
Notes
[1]Other movements in acquired intangibles include revisions to fair value adjustments that are not material arising on the acquisition of subsidiary undertakings that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 Business Combinations.
[2]Other intangible assets are primarily comprised of purchased software. In 2023, this included reclassifications of items previously recorded in trade and other receivables.
Acquired intangible assets at net book value at 31 December 2024 include brand names of £83 million (2023: £135 million), customer-related intangibles of £50 million (2023: £108 million) and other assets (including proprietary tools) of £83 million (2023: £101 million).
Goodwill and other intangible assets are grouped at the lowest levels for which there are separately identifiable cash flows, known as cash-generating units (CGUs). The determination of the Group's CGUs is primarily aligned with its operating segments. If cash flows from assets within one operating segment are largely independent of the cash flows from other assets in the same operating segment, multiple CGUs are identified within that operating segment.
CGUs with significant goodwill and brands with an indefinite useful life at 31 December are:

	Goodwill[1]		Brands with an indefinite useful life
	2024	2023	2024	2023
	£m	£m	£m	£m
GroupM	3,200	3,255	—	—
VML[2]	1,905	—	—	—
Wunderman Thompson[2]	—	1,165	—	—
VMLY&R2	—	815	—	—
Ogilvy	795	809	212	213
BCW[3]	—	619	—	113
Burson[3]	746	—	111	—
Hill & Knowlton[3]	—	142	33	33
AKQA Group	435	600	—	—
FGS Global	—	452	—	—
Landor	89	115	53	53
Other	440	417	—	—
	7,610	8,389	409	412
Notes
[1]Certain operations have been realigned between the various networks. These realignments have been reflected in the CGUs being tested. The most significant realignments are detailed below.
[2]Following the announcement to merge VMLY&R and Wunderman Thompson in the fourth quarter 2023, goodwill for these businesses has been combined within the VML CGU effective 1 January 2024, when the merger formally completed. At 31 December 2023, VMLY&R and Wunderman Thompson were separate CGUs with goodwill of £815 million and £1,165 million respectively.
[3]Following the decision to merge BCW and Hill & Knowlton in the fourth quarter 2023, goodwill for these businesses has been combined within the Burson CGU, effective 1 July 2024, when the merger formally completed. Indefinite lived brands associated with Hill & Knowlton and Burson continue to be identified in separate CGUs for 2024. In 2023, goodwill of £619 million and indefinite lived brands of £113 million were recognised for BCW and goodwill of £142 million and indefinite lived brands of £33 million were recognised for Hill & Knowlton.

'Other' represents goodwill on a large number of CGUs, none of which contain goodwill that is individually significant in comparison to the total carrying value of goodwill. Separately identifiable brands with an indefinite useful life are carried at historical cost in accordance with the Group’s accounting policy for intangible assets.

Impairment assessment process
Due to the significant number of CGUs across the Group, the impairment test was performed in two steps. In the first step, a discounted cash flow is used to determine the value in use (VIU) for each CGU using the latest available forecasts for 2024 and/or 2025, nil growth rate thereafter (2023: nil) and a conservative pre-tax discount rate of 13.3% (2023: 14.7%). The pre-tax discount rate of 13.3% was above the rate calculated for the global networks of 12.3% (2023: 13.7%). For smaller CGUs that operate primarily in a particular region subject to higher risk, the greater of 13.3% or 100 basis points above the regional discount rate was used in the first step.
The VIU for each CGU was then compared to the carrying amount, which includes goodwill, intangible assets and other relevant assets. CGUs where the VIU exceeded the carrying amount were not considered to be impaired. Those CGUs where the VIU did not exceed the carrying amount were then further reviewed in the second step.
In the second step, these CGUs were retested for impairment using more refined assumptions. This included using a CGU-specific pre-tax discount rate and management forecasts for a projection period of up to five years, followed by an assumed long-term growth rate of 2.0% (2023: 2.0%). If the higher of the fair value less costs of disposal (FVLCD) or VIU using the more specific assumptions did not exceed the carrying value of a CGU, an impairment charge was recorded. VIU was used for all CGUs with significant carrying amount of goodwill or indefinite life intangible assets other than AKQA Group and Landor, where the FVLCD method was used.
The assumptions used for estimating cash flow projections in the Group’s impairment testing include forecasted revenue less pass-through costs growth, operating margins, long-term growth rate, and discount rates. The assumptions take into account the business’s expectations for the projection period. These expectations consider the macroeconomic environment, industry and market conditions, the CGU’s historical performance and any other circumstances particular to the business, such as business strategy and client mix.
The discount rates were determined with the support of a third-party expert, which included benchmarking against other comparable companies. The pre-tax discount rate applied to the pre-tax cash flow projections for the CGUs that operate globally was 12.3% (2023: 13.7%). The pre-tax discount rates applied to the CGUs that have more regional specific operations ranged from 11.5% (2023: 12.6%) to 18.4% (2023: 28.4%). For CGUs with significant carrying value where the FVLCD method was used in 2024, a post-tax discount rate of 10.5% was applied to post-tax cash flows.
The long-term growth rate is derived from management’s best estimate of the likely long-term trading performance with reference to external industry reports and other relevant market trends. At 31 December 2024, the Group has assessed long-term industry trends based on recent historical data and assumed a long-term growth rate of 2.0% (2023: 2.0%) for CGUs using both VIU and FVLCD methods. Management engaged a third-party expert to support in calculating a long-term growth rate. Management is satisfied with the reasonableness of the long-term growth rate when compared against independent market growth projections and long-term country inflation rates.
The recoverable amount for CGUs assessed under the FVLCD method was calculated using a discounted cash flow approach, for a projection period up to five years, adjusted to reflect a market participant's perspective. Assumptions used include, but are not limited to, forecasted revenue less pass-through costs growth and operating margins, long-term growth rates and post-tax discount rate and have been determined using the same approach described above for VIU. These assumptions are considered Level 3 in the fair value hierarchy.
Amortisation and Impairment
The total amortisation and impairment of acquired intangible assets of £93 million (2023: £728 million, 2022: £62 million) includes a charge of £21 million (2023: £650 million, 2022: £1 million) predominantly in regard to certain brands that no longer have any useful life. This includes accelerated amortisation charges of £20 million for the C&W brands within the BCW CGU, due to the Burson merger, which formally completed on 1 July 2024.
In accordance with the Group’s accounting policy, the carrying values of goodwill and intangible assets with indefinite useful lives are reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired. The impairment review is undertaken annually on 30 September. The goodwill impairment charge of £237 million (2023: £63 million, 2022: £38 million) recognised during the year relates to businesses in the Group where the impact of macroeconomic conditions and trading circumstances indicate impairment to the carrying value. In 2024, £158 million of the impairment charge related to the Global Integrated Agencies segment (2023: £40 million, 2022: nil), £12 million related to the Public Relations segment (2023: nil, 2022: £4 million) and £67 million related to the Specialist Agencies segment (2023: £23 million, 2022: £34 million).
AKQA Group
During 2024, AKQA Group, part of the Global Integrated Agencies reportable segment, performed below expectations following macroeconomic pressure impacting project-based work. This resulted in AKQA Group net book value exceeding its recoverable amount; therefore, management has recognised an impairment of £158 million to record the AKQA Group CGU at its recoverable amount of £491 million. The AKQA Group goodwill impairment charge is the majority of the £237 million total goodwill impairment charge across the Group.
The recoverable amount of AKQA Group has been calculated on a FVLCD basis (2023: VIU basis). The FVLCD of AKQA Group was determined using a discounted cash flow approach with future cash flows based upon a projection period of up to five years, with cash flows beyond the projection period based on a long-term growth rate, reduced by the estimated costs to dispose of the CGU. The valuation used a post-tax discount rate of 10.5% (2023: pre-tax discount rate 13.7%) and a long-term growth rate of 2.0% (2023: 2.0%).
The determination of the recoverable amount for AKQA Group in the 2024 impairment assessment incorporates certain assumptions, some of which are subject to considerable uncertainty. These assumptions include, but are not limited to, forecasted revenue less pass-through costs growth and operating margins, long-term growth rates and post-tax discount rate. Forecasted revenue less pass-through costs growth and operating margins are the key areas of estimation uncertainty.

The key inputs, which are considered Level 3 in the fair value hierarchy, used in determining the recoverable amount were determined as follows:
•Long-term growth rate, aligned to the Group’s expected long-term growth.
•Forecasted revenue less pass-through costs and operating margins for five years, based on values determined by the Group’s budgeting and strategic planning process, adjusted to reflect a market participant's perspective, and representing a recovery of operating margins to historical levels given under-performance in 2024.
•Discount rate, calculated based on the Group’s estimated weighted average cost of capital, with reference to the Group’s long-term average cost of debt and estimated cost of equity, which is derived with reference to external sources of information and the Group’s target gearing ratio, adjusted for specific risk factors relevant to the CGU.

An approximately 2.0% reduction in operating margin, inclusive of revenue less pass-through costs, through the forecast period and into perpetuity would result in a further impairment of £70 million.
Other than described above, there are no CGUs or goodwill balances, including Landor and the others impaired in the year, for which a reasonably possible change in key assumptions would lead to a further significant impairment charge.